                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Jensen and Richard B. Von Wald and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements on Form S-8 relating to the Schuller Corporation 1996 Executive Incentive Compensation Plan and Schuller Corporation 1996 Stock Award Plan and the Schuller Corporation Deferred Compensation Plan and any and all amendments (including post-effective amendments), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



    Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


            SIGNATURES                               TITLE                                         DATE
            ----------                               -----                                         ----
/s/ W. Thomas Stephens                     Chief Executive Officer, President                 June 19, 1996
- ---------------------------------------    and a Director
    W. Thomas Stephens                     (Principal Executive Officer)



/s/ Kenneth L. Jensen                      Senior Vice President and                          June 19, 1996
- ---------------------------------------    Chief Financial Officer
    Kenneth L. Jensen                      (Chief Financial Officer)



/s/ John M. Rosebery                       Controller                                         June 19, 1996
- ---------------------------------------
    John M. Rosebery


/s/ Leo Benatar                            Director                                           June 19, 1996
- ---------------------------------------
    Leo Benatar


/s/ Robert A. Falise                       Director                                           June 19, 1996
- ---------------------------------------
    Robert A. Falise

            SIGNATURES                               TITLE                                         DATE
            ----------                               -----                                         ----
/s/ Todd Goodwin                           Director                                           June 19, 1996
- ---------------------------------------
    Todd Goodwin


/s/ Michael N. Hammes                      Director                                           June 19, 1996
- ---------------------------------------
    Michael N. Hammes


/s/ John Nils Hanson                       Director                                           June 19, 1996
- ---------------------------------------
    John Nils Hanson


/s/ Kathryn Rudie Harrigan                 Director                                           June 19, 1996
- ---------------------------------------
    Kathryn Rudie Harrigan


/s/ Louis Klein, Jr.                       Director                                           June 19, 1996
- ---------------------------------------
    Louis Klein, Jr.


/s/ Frank J. Macchiarola                   Director                                           June 19, 1996
- ---------------------------------------
    Frank J. Macchiarola


/s/ Christian E. Markey, Jr.               Director                                           June 19, 1996
- ---------------------------------------
    Christian E. Markey, Jr.


                                           Director
- ---------------------------------------
William E. Mayer